Citi 2018 Global CEO Conference March 2018 Waterways Village Aventura, FL

2 12 Primary Markets 134 Apartment Communities AIMCO QUICK FACTS AIMCO seeks to earn LONG-TERM RETURNS on equity that are SUPERIOR to those of the equity REIT and S&P 500 indices by investing in a portfolio of high quality multifamily communities, DIVERSIFIED by both geography and price point, whose CASH FLOWS are PREDICTABLE and RISING. (1) Represents the compounded annual return for Economic Income, calculated through 9/30/2017, which represents the annual change in Aimco NAV per share plus cash dividends per share. 10% 5-year AFFO CAGR 14% 5-year Economic Income(1) 1994 Aimco IPO 2003 Added to S&P 500 $53 NAV per share $13B Gross Asset Value Shareholder Goal

3 AIMCO QUICK FACTS Consistent Growth Over Time; Better Than Peer Average (1) Peer group consists of AVB, CPT, EQR, ESS, MAA and UDR. Source for peer simple average: SNL Financial. (2) Source for peer average: Company financials. (3) Source for peer simple average: KeyBanc Capital Markets in its Leaderboard. Outsized Growth in Quality of Portfolio and Earnings

4 LEADERSHIP TEAM Paul Beldin EVP & Chief Financial Officer 9 Years John Bezzant EVP & Chief Investment Officer 11 Years Lisa Cohn EVP & General Counsel 15 Years Miles Cortez EVP & Chief Administrative Officer 16 Years Steve Crane Real Estate Tax 14 Years Matt Eilen Property Operations Finance 8 Years Patti Fielding EVP: Debt & Treasurer President: Aimco Investment Partners 21 Years Michael Englhard Redevelopment Construction Services 4 Years Andrew Higdon Chief Accounting Officer 10 Years Kristina Howe Property Operations Shared Services 15 Years Jennifer Johnson Human Resources 13 Years Keith Kimmel EVP Property Operations 15 Years Stephanie Lambert Redevelopment Finance 16 Years Didi Meredith Property Operations West Operations 11 Years Leann Morein Compliance 23 Years Kevin Mosher Property Operations East Operations 10 Years Susan Pickens IT Strategy 23 Years Wes Powell EVP Redevelopment 14 Years Terry Considine Chairman & CEO 42 Years Patti Shwayder Government Relations & Communications 15 Years Lynn Stanfield Finance & Tax 16 Years Richard Hawthorne Redevelopment Construction Services 10 Years Martin Sprang Asset Quality & Service 12 Years Aimco benefits from a long-tenured team with an average of 15 years of Aimco service.

STRATEGIC OBJECTIVES

Operational Excellence

Focus on Customer Selection and Satisfaction to Produce Predictable and Growing Free Cash Flow(1)

- Lower resident turnover through careful customer selection and emphasis on measured customer satisfaction
  - Median income of new residents in 4Q 2017 was $102,000, up ~9% over 4Q 2016
  - Customer satisfaction rating of >4 (out of 5) for over 4 years
  - Residents make a "Good-Neighbor Commitment"
- Produce predictable and growing Free Cash Flow
  - Greater than 4% NOI growth for seven consecutive years
  - 680 bps NOI margin expansion over the last five years

Redevelopment

Create Value by Repositioning Properties Within Existing Portfolio and by Constructing New Properties

- Invest up to 3% of GAV annually
- Focus on location quality and excellence of design
- Achieve Free Cash Flow IRRs of ~10% on current projects
- Create lasting value for shareholders
  - Current projects are expected to create value >35% of our investment
  - Over the past five years, Redevelopment activities created ~$400M of value

Portfolio Management

Enhance Rent Growth and Increase Long Term Capital Values Through Portfolio Design

- Employ strategic capital allocation to emphasize land value, location, and submarket selection
- Reduce revenue volatility by:
  - Geographic diversification across 12 primary markets, and
  - Price point diversification with ~50% "A" communities and ~50% "B/C+" communities

Balance Sheet

Limit Risk Through Balance Sheet Structure

- Employ low leverage, 33% of LTV at 12/31/17
- Finance primarily with non-recourse property debt, 87% of total leverage at 12/31/17
- Match long-lived investments with long-dated leverage
- Maintain a pool of unencumbered properties with substantial value ($1.8B at 12/31/17) and ample unused and available credit
- Maintain investment-grade rating

Team and Culture

Focus intentionally on a collaborative and productive culture based on respect for others and personal responsibility, reinforced by a preference for promotion from within based on talent development and succession planning to produce a strong, stable team that is the enduring foundation of Aimco success.

(1) Free Cash Flow is calculated as net operating income or NOI, less capital replacement spending or CR.

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6 ECONOMIC INCOME (1) Represents the compounded annual return assuming a) IPO share price, b) quarterly cash dividends when paid, c) stock dividends declared in 2007-2008 as though sold for cash, and d) NAV as of September 30, 2017. Source for peer NAVs: Green Street Advisors. Peer group consists of AVB, CPT, EQR, ESS, MAA, and UDR. (2) Economic Income, calculated through 9/30/2017, represents the annual change in Aimco NAV per share plus cash dividends per share. Source for peer NAVs: Green Street Advisors. Peer group consists of AVB, CPT, EQR, ESS, MAA, and UDR. While Adjusted Funds From Operations (“AFFO”) is Aimco’s primary measure of current financial performance, Aimco’s primary measure of long-term financial performance is Economic Income. • Economic Income reflects shareholder value creation as measured by: (Net Asset Value Δ) + (Cash Dividends) Net Asset Value = The market value of a company's assets less its liabilities and obligations • Net Asset Value is used by many investors in real estate companies because the value of company assets can be readily estimated, even for non-earning assets such as land or properties under development. Net Asset Value has the advantage of incorporating the investment decisions of thousands of real estate investors. It enhances comparability among companies that have differences in their accounting. It avoids distortions that can result from application of GAAP to investment properties and ownership structures. • While Net Asset Value is not identical to liquidation value in that some costs and benefits are disregarded, it is often considered a floor with upside for value ascribed to the operating platform. Net Asset Value also provides an objective basis for the perceived quality and predictability of future cash flows as well as their expected growth as these are factors considered by real estate investors. As a result, Net Asset Value can be a valuable starting point for projecting future earnings. • Since IPO, Aimco Economic Income has compounded annually at 14.1%, 40 bps above peer average.(1) • For the past five years, Aimco Economic Income has compounded annually at 13.7%, 80 bps above peer average.(2) • Future Economic Income growth will be driven by increases in operating income, value creation from redevelopments and developments, and retained earnings.

7 PROPERTY OPERATIONS STRATEGY Focus on Customer Selection and Satisfaction to Produce Predictable and Growing Returns, as Measured by Free Cash Flow. • Aimco residents have an average credit rating of 710, 60 points or ~10% HIGHER than the national average for renters.(1) • Customer SATISFACTION has averaged more than 4 (out of 5) for over four years and averaged an Aimco record of 4.29 in 4Q 2017. • Aimco resident RETENTION averaged 52% over the past five years, 400 bps above the peer average(2), and Aimco achieved renewal lease rent increases of at least 4.5% in each quarter during this same period. • Aimco average Same Store expense growth for the past five years was LOWEST of the large apartment REITs. • Aimco Same Store NOI growth of 4.2% in 2017 was highest among the large apartment REITs and AHEAD of peer average by 140 bps. (1) National average data source: “What Credit Score Do You Need to Rent an Apartment?”, www.RENTCafe.com, November 27, 2017. RENTCafe is a sister company to Yardi. (2) Peer group consists of AVB, CPT, EQR, ESS, and UDR. Source of peer information: Bank of America Merrill Lynch, which does not track MAA turnover. Retention is calculated as the difference between 100% and turnover.

8 Aimco is on track to achieve 2018 Same Store revenue growth guidance of between 2.1% and 3.1%. • Earn-in from 2017 leasing activity contributes 1.2% to 2018 revenue growth. • 2018 blended lease rate increases and changes in occupancy contribute the balance. • QTD results are consistent with the assumptions embedded within guidance. • QTD February 2018 leasing activity is ahead of the same period in 2017 with blended lease rates ahead by 40 bps and ADO up 40 bps. PREDICTABLE REVENUE GROWTH (1) Aimco measures changes in Same Store rental rates by comparing, on a lease-by-lease basis, the rate on a newly executed lease to the rate on the expiring lease for that same apartment. Newly executed leases are classified either as a new lease, where a vacant apartment is leased to a new customer, or as a renewal. (2) February leasing data is updated as of 2/28/2018, and is considered preliminary, actual results published with the 1Q 2018 Earnings Release may differ. CHANGES IN SAME STORE RENTAL RATES(1) Full Year 2017 Jan 2018 Feb 2018(2) QTD Leases RENEWALS 4.6% 5.1% 4.8% 4.9% NEW LEASES 0.6% -0.1% 0.3% 0.1% WT. AVG. 2.5% 2.6% 2.6% 2.6% AVERAGE DAILY OCCUPANCY (“ADO”) 96.0% 96.3% 96.3% 96.3%

INNOVATION & PRODUCTIVITY

- **Focus on efficient, productive operations:** Aimco uses Controllable Operating Expenses ("COE"), which are property level operating expenses before taxes, insurance, and utilities, as a measure of operating efficiency.
  - For the five years ended 2017, Aimco COE growth is **0.6%**.
  - For the ten years ended 2017, Aimco COE growth is **negative**.

- **Innovation is the foundation of Aimco cost control efforts. Innovative activities include:**
  - **Redesign work:** moving administrative tasks to the Shared Service Center reduces cost and allows site teams to focus on sales and service.
  - **Standardize:** reduce complexity, increase purchasing volume discounts.
  - **Invest:** focus on total lifecycle costs by installing more durable in-unit materials such as plank flooring instead of carpet and granite countertops instead of laminate.
  - **Leverage Technology:** enhance customer experience through website design and package lockers meeting today's customer preference for self-service.



Same Store Expense Growth
2012 - 2017
120
115
110
105
100
95
2012
2013
2014
2015
2016
2017
CAGR
3.1% Peer Avg.(1)
1.9% Aimco
0.6% Aimco COE

(1) Peer group consists of AVB, CPT, EQR, ESS, MAA and UDR. Data Source: SNL Financial.

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10 REDEVELOPMENT STRATEGY Create Value based on Quality of Location and Excellence of Design by Repositioning Properties Within the Aimco Portfolio and by Constructing New Properties. REDEVELOPMENT APPROACH • Own communities where land value is a high percentage of total value. Lower price-point communities with high land values support redevelopment and entitlement activities. • Provide predictable cash flows through excellence in property operations and incubate land value while it appreciates. • Where appropriate, re-entitle land in anticipation of adding future value. Entitlement requires little capital. • Redevelop properties when market conditions support accretive repositioning. • Execute projects in phases, to refine product offerings and to reduce risk. • Adjust pace and scope of redevelopment to match market acceptance and to reduce lease-up inventory risk. • Measure results by the rate and quality of returns. • Adhere to Aimco Risk Management policies: limit annual redevelopment spending to less than 3% of GAV, limit lease-up inventory risk, arrange in advance required capital funding, rely on the expertise and balance sheet of third party developers where indicated, and require unlevered returns that reflect risk acceptance.

11 The Sterling (At Stabilization) PROJECT SCOPE Net investment $72M Total apartment homes 534 VALUE CREATION Redevelopment value creation ($M) $48M As a % of investment 68% Estimated margin expansion 1,000bps NOI yield 7.5% Revenue per apartment home $2,685 REDEVELOPMENT VALUE CREATION CONSISTENT VALUE CREATION • Aimco has numerous opportunities within its portfolio for continuing value creation through redevelopment. • Aimco also seeks acquisitions with characteristics that lead to opportunities for value creation through redevelopment. • Over the past five years, Aimco has redeveloped 16 properties and purchased six properties with opportunities for redevelopment. Additionally, Aimco completed the lease-up of three newly developed assets. • Redevelopment and development activities predictably result in value creation. Over the past five years, Aimco invested $1B in redevelopment and development creating more than $400M of net asset value, averaging $80M, more than $0.50 per share, annually. • Current redevelopments under construction are on track to create value >35% of the new investment and to earn stabilized NOI yields approximately 160 bps above market cap rates. REDEVELOPMENT VALUE CREATION EXAMPLE: THE STERLING The Sterling is a 30-story, mixed use building with 534 apartment homes, three floors of commercial space, and more than 20K square feet of ground level retail. It has a prime location in Center City Philadelphia, within one block of Comcast Center and Comcast’s Innovation and Technology Center. The redevelopment included renovation of the commercial space, upgrading common areas and amenities, and the phased redevelopment of apartment homes.

WHAT'S NEXT FOR REDEVELOPMENT?

REDEVELOPMENT PIPELINE

- Aimco plans future starts to backfill its redevelopment pipeline.
- In 2018, Aimco expects to spend $120M to $200M on redevelopment and development activities.



DENVER
21 Fitzsimons (New Phase)
Township at Highlands
MINNEAPOLIS
Calhoun Beach Club
(Expanded Scope)
CHICAGO
100 Forest Place
Yorktown Apartments
(Expansion)
BAY AREA
707 Leahy
Preserve At Marin
(Expansion)
NEW YORK CITY
East 88th & 2nd Ave
PHILADELPHIA
Chestnut Hall
Blossom Row
GREATER LA
Villas at Park La Brea
HillCreste
GREATER DC
Foxchase
Merrill House
Shenandoah Crossing
Bent Tree
(New Acquisition)
SAN DIEGO
Mariner's Cove
MIAMI
Flamingo South Beach
(Expanded Scope)
Yacht Club at Brickell

The menu shown above is representative of the communities whose redevelopment or development is being considered. Actual projects and their scope may differ materially from the above.

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13 Enhance rent growth and increase long term capital values through portfolio design emphasizing land value as well as location and submarket selection while reducing revenue volatility by geographic and price point diversification. • Aimco portfolio design includes: • DIVERSIFICATION by geography and price point sufficient to moderate volatility and concentration risk, while focusing investment in higher rent-growth, higher-margin submarkets; and • Offering a product that ATTRACTS highly qualified residents with positive prospects for income growth and the ability and willingness to pay for high quality homes and service. PORTFOLIO MANAGEMENT • Aimco upgrades its portfolio through its capital allocation strategy based on a strict paired trade discipline with: • DISPOSITION of up to 10% of its portfolio annually, primarily from submarkets with lower revenue growth prospects; and • REINVESTMENT of disposition proceeds in communities with higher land value, higher expected rent growth, and higher projected free cash flow internal rates of return.

14 CAPITAL ALLOCATION Aimco has a demonstrated record of enhancing portfolio quality through its portfolio strategy and disciplined capital allocation. • For the five years ended 2017, Aimco invested $2.6B in redevelopment, development, property upgrades, and acquisitions. • Aimco funded the investments primarily through $2.4B of property sales, approximating 4% of GAV annually. • These paired trades enhanced Aimco portfolio quality and increased its portfolio allocation to Los Angeles, Boston, Denver, and the Bay Area while reducing its allocation to Southern Virginia, Baltimore, Phoenix, and Houston. (1) Average age for investments includes only Aimco acquisitions. (2) Source: ESRI (3) Source: REIS (4) FCF assumes annual capital replacements spending of $1,200 per apartment home for the communities acquired and sold. Investments Sold Capital Allocation Results QUALITY COMPARISON Average Age(1) 9 years 34 years - 25 years Average revenue per apartment home $2,990 $1,070 + $1,920 Median home values(2) ~$685K ~$295K + ~$390K FINANCIAL COMPARISON Historical long term annual revenue growth rate(3) 3.9% 2.8% + 110 bps 10-Year FCF IRR(4) 9.7% 6.3% + 340 bps FCF yield(4) 6.0% 5.1% + 90 bps NOI yield 6.2% 6.2% + 0 bps FCF margin 75% 44% + 3100 bps

BENT TREE ACQUISITION

Consistent with our portfolio strategy, the acquisition of Bent Tree in Fairfax County, Virginia increases Aimco investment in submarkets with high growth prospects and in a community with considerable redevelopment potential.

- As per Aimco's paired trade discipline, this acquisition will be funded by the sale of communities with lower growth prospects and in less desirable submarkets.

		Bent Tree Investment	Sales to Fund Investment
PAIRED TRADE METRICS	10-Year Avg. Revenue Growth Rate	4.5%	~2.7%
	10-Year FCF IRR	9.7%	~6.7%
	FCF Yield	5.1%	~5.0%
	FCF Margin	60%	~54%

- The Bent Tree community is located 25 miles west of Washington D.C. in an affluent suburb in close proximity to the headquarters of eight Fortune 500 companies. Additionally, Fairfax County is home to one of the "big five" U.S. intelligence agencies, the National Reconnaissance Office, and numerous private contractors.
- Bent Tree provides Aimco with a redevelopment opportunity. It is located near two other Aimco communities with a total of 1,000 apartment homes where Aimco has completed successful redevelopment and capital enhancement activities.

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16 PORTFOLIO DIVERSIFICATION • The benefit of a diversified portfolio is that some markets accelerate while other markets decelerate. These offsetting results mute the volatility of local building cycles. • Aimco has a concentration of communities in the coastal, gateway markets, with 57% of its asset value invested in the Los Angeles, Bay Area, Washington D.C., Boston, and New York City areas. • Aimco investments in large markets such as Denver, Philadelphia, and Miami afford diversification and provide market rent growth rates similar to or greater than New York City, Boston, and Washington D.C. BAY AREA, 14% CHICAGO, 6% MIAMI, 8% PHILADELPHIA, 8% DENVER, 4% LOS ANGELES, 21% WASHINGTON D.C., 9% SAN DIEGO, 6% SEATTLE, 1% NEW YORK, 4% BOSTON, 9% ATLANTA, 1% Geographic Diversification (% Real Estate GAV)

PORTFOLIO DIVERSIFICATION

- Price point diversification and submarket location provide insulation from local new supply and contribute to stable revenue growth.
- Aimco analyzes and grades its portfolio of communities based on rents earned as a percentage of local market rent. Aimco further refines this grading by comparing the property rent level to its submarket average.
- Where there is new supply, it is typically delivered at the highest rents in the market, putting competitive pressure primarily on existing high-rent "A" communities.
- A community that grades as an "A" in the overall market may be located in a superior submarket with rents so much above the overall market that the same community grades as a "B" in that submarket and is thus somewhat protected from the impacts of new supply.

Price Point Diversification

(% Real Estate GAV)(1)


Market Grades
C+ Quality
15%
B Quality
36%
A Quality
49%
"A" Portfolio
Submarket Grades
B Quality
17%
A Quality
32%
Potential
Supply Sensitive
Portfolio
No Material New
Supply Expected
9%
Supply Expected
23%

(1) Aimco defines apartment community quality as follows: "A" quality communities are those earning rents greater than 125% of local market/submarket average; "B" quality communities are those earning rents 90% to 125% of local market/submarket average; "C+" quality communities are those earning rents less than 90% of local market average, and earning rents greater than $1,100 per month; and "C" quality communities are those earning rents less than 90% of local market average and earning rents less than $1,100 per month. The charts above illustrate Aimco's 4Q 2017 portfolio.

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AIMCO EXPOSURE TO NEW SUPPLY

- As a result of diversification, Aimco exposure to competitive new supply is primarily limited to its "A" price point communities in submarkets with projected completions of more than 2% of existing stock during 2018 … or approximately 23% of Aimco GAV.
- This exposure is mitigated in some submarkets, where the rate of job growth is greater than the rate of supply growth and in other submarkets, where Aimco's "A" rents are substantially lower than the rents charged by new supply.

	Aimco Supply Exposure		Factors Mitigating Impact of New Supply	
MARKET: Submarket(s)	% Aimco GAV Invested in "A" Submarket Graded Communities	Completions as a % of Existing Stock[1]	New Jobs per Unit Completed[2]	Aimco Specific Factors
LOS ANGELES: Mid-Wilshire	9.0%	2.9%	3	Aimco rents are ~85% of new supply rents.[3]
PHILADELPHIA: Center City	5.5%	7.8%	8	Aimco redevelopment lease-ups at Sterling and Park Towne Place have been successful.
BAY AREA: San Mateo	3.0%	4.9%	2	Deliveries are expected to be down from 2017; property operations are consistent with 2018 expectations.
BOSTON: Intown	2.0%	3.3%	5	Deliveries are expected to be down from 2017; property operations are consistent with 2018 expectations.
DENVER: North Aurora, Littleton	1.7%	3.1%	2	21 Fitzsimons is geographically protected and experiencing significant local job growth; Township at Highlands rents are ~85% of new supply rents.[3]
MINNEAPOLIS: Uptown	1.1%	2.9%	6	Redeveloped units at Calhoun could experience supply pressure.
ATLANTA: Buckhead, Midtown	0.6%	9.1%	4	Deliveries are expected to be down from 2017; Aimco rents are ~95% of new supply rents.[3]
NASHVILLE: West Nashville	0.5%	7.5%	4	Aimco rents are ~70% of new supply rents.[3]

(1) Based on submarket data for deliveries in 2018 as a percentage of beginning of year stock as of 4Q 2017, available from MPF Research.
(2) Employment figures are based on market data as reported by Green Street Advisors (February 2018). As a rule of thumb, at least five new jobs are necessary to absorb one unit.
(3) Aimco rents are measured against per square foot rents of new buildings within a three mile radius of the Aimco community. Construction and lease-up data as reported by AxioMetrics as of 4Q2017.

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19 HIGH QUALITY BALANCE SHEET Aimco limits risk through balance sheet structure, employing low leverage, primarily non-recourse and long-dated property debt, and builds financial flexibility by maintaining ample unused and available credit as well as a pool of properties with substantial value unencumbered by property debt. Refunding risk is lower than total leverage due to principal amortization paid from retained earnings, and because Aimco’s perpetual preferred equity is not subject to mandatory refunding. Investment Grade Credit Ratings Standard & Poor’s Ratings Services Fitch Ratings Unencumbered Pool Value: $1.8 Billion 2017 Activity

20 TEAM AND CULTURE TEAM ENGAGEMENT • Out of hundreds of participating companies, Aimco is one of only a dozen recognized as a "Top Place to Work" in Colorado for each of the past five years. • For the past five years, Aimco team engagement scores, on a 1 to 5 scale, have averaged better than 4. TALENT AND SUCCESSION PLANNING • In 2017, Aimco invested $2.1M in team member training and development. • Aimco has a policy preferring promotion from within and maintains a talent pipeline for every executive officer position, including the CEO. • Aimco maintains a forward-looking approach to succession. Positions are filled considering the business strategy and needs at the time of a vacancy and the candidates’ skills, experience, expertise, leadership, and fit. • The Aimco Board of Directors participates actively in succession planning and reviews in detail the executive talent pipeline and candidate development progress at least once a year. Further, the Board engages directly and regularly with executive officers and the candidates for their succession. Focus intentionally on a collaborative and productive culture based on respect for others and personal responsibility, reinforced by a preference for promotion from within based on talent development and succession planning to produce a strong, stable team that is the enduring foundation of Aimco success.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE ("ESG")

STOCKHOLDER OUTREACH

- We regularly engage on ESG matters with stockholders holding approximately 2/3 of our outstanding shares.
- In response to input gathered through this engagement, Aimco has:
  - Enhanced its ESG Disclosure
  - Included a Matrix of Director Qualifications and Expertise in our Proxy
  - Expanded its Disclosure on Management Succession
  - Added More Graphical Disclosure in our Proxy
  - Adopted Proxy Access
  - Overhauled our LTI Program
  - Replaced Single Trigger Change in Control Provisions with Double Trigger Change in Control Provisions
  - Adopted a Clawback Policy
  - Committed to no Excise Tax Gross-Ups

BOARD REFRESHMENT & COMPOSITION

- Aimco remains focused on a talented and engaged Board, including its regular refreshment.

INDEPENDENT DIRECTORS RECENTLY ADDED TO OUR BOARD:

- Ann Sperling, 2018 (new nominee)
- Nina Tran, 2016
- Kathleen Nelson, 2010

DECLASSIFIED BOARD

- All Aimco directors have always been elected annually.

HONORED IN 2017 FOR BOARD COMPOSITION

WOMEN'S FORUM OF NEW YORK

The biennial Breakfast of Corporate Champions salutes Fortune 1000 and S&P 500 Companies with at least 25% of board seats held by women.

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22 ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (“ESG”) COMMITMENT TO CONSERVATION In 2017, Aimco invested strategically $4.5M in energy conservation. Over the last ten years, Aimco has achieved: COMMITMENT TO COMMUNITY Team members turn their passion for community service into action through Aimco Cares, which gives teammates 15 paid hours each year to apply to volunteer activities of their choosing. In 2017: 5,964 Hours volunteered by team members through Aimco Cares 137 Aimco Cares volunteer events 150 Nonprofits served through volunteerism and donations $530,000 Raised through Aimco Cares Charity Golf Classic benefitting patriotic causes and providing scholarships for students in affordable housing 8,840,044 Therms of natural gas conserved 796,233,615 Gallons of water saved through efficiency 189,866,952 kWh of electricity saved through efficient fixtures 157,697 Metric tons of greenhouse gas emissions eliminated

23 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2018 results, including but not limited to: Pro forma FFO and selected components thereof; AFFO; Aimco redevelopment and development investments and projected value creation from such investments; and Aimco liquidity and leverage metrics. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties include, but are not limited to: Aimco’s ability to maintain current or meet projected occupancy, rental rate and property operating results; the effect of acquisitions, dispositions, redevelopments and developments; Aimco’s ability to meet budgeted costs and timelines, and achieve budgeted rental rates rela ted to Aimco redevelopments and developments; and Aimco’s ability to comply with debt covenants, including financial coverage ratios. Actual results may differ materially from those described in these forward-looking statements and, in addition, will be affected by a variety of risks and factors, some of which are beyond Aimco’s control, including, without limitation: • Real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which Aimco operates and competition for residents in such markets; national and local economic conditions, including the pace of job growth and the level of unemployment; the amount, location and quality of competitive new housing supply; the timing of acquisitions, dispositions, redevelopments and developments; and changes in operating costs, including energy costs; • Financing risks, including the availability and cost of capital markets’ financing; the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; and the risk that earnings may not be sufficient to maintain compliance with debt covenants; • Insurance risks, including the cost of insurance, and natural disasters and severe weather such as hurricanes; and • Legal and regulatory risks, including costs associated with prosecuting or defending claims and any adverse outcomes; the terms of governmental regulations that affect Aimco and interpretations of those regulations; and possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of apartment communities presently or previously owned by Aimco. In addition, Aimco’s current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on Aimco’s ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership. Readers should carefully review Aimco’s financial statements and the notes thereto, as well as the section entitled “Risk Fac tors” in Item 1A of Aimco’s Annual Report on Form 10-K for the year ended December 31, 2017, and the other documents Aimco files from time to time with the Securities and Exchange Commission. These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. This presentation does not constitute an offer of securities for sale. Glossary & Reconciliations of Non-GAAP Financial and Operating Measures Financial and operating measures discussed in this document include certain financial measures used by Aimco management, some of which are measures not defined under accounting principles generally accepted in the United States, or GAAP. These measures are defined in the Glossary and Reconciliations of Non-GAAP Financial and Operating Measures included in Aimco's Fourth Quarter 2017 Earnings Release dated Feb 1, 2018.